Exhibit 12(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

I, Jason B. Moore, President of Brinker Capital Destinations Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.    The Form N-CSR of the Registrant for the semi-annual period ended August 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 1, 2017	/s/ Jason B. Moore
Jason B. Moore, President

Exhibit 12(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

I, Philip Green, Jr., Chief Financial Officer of Brinker Capital Destinations Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.    The Form N-CSR of the Registrant for the semi-annual period ended August 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 1, 2017	/s/ Philip Green, Jr.
Philip Green, Jr., Chief Financial Officer